Nationwide Life Insurance Company • Nationwide Provident VLI Separate Account 1	Nationwide Life and Annuity Insurance Company • Nationwide Provident VLI Separate Account A

Prospectus supplement dated February 18, 2010

to Prospectus dated May 1, 2001; and
(Options Variable Life NLAIC)

to Prospectus dated May 1, 1999
(Special Product; Survivor Options Plus NLAIC; Survivor Options VL NLAIC)

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

The Board of Trustees for the Janus Aspen Series voted to liquidate the Janus Aspen Series – INTECH Risk-Managed Core Portfolio – Service Shares, effective on or about April 30, 2010.

Effective April 28, 2010, this underlying mutual fund will no longer be available to receive transfers or new purchase payments.

Any account value allocated to this fund will be transferred to the Nationwide Variable Insurance Trust: NVIT Money Market Fund-Class IV on or about April 28, 2010.